Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Imaging Diagnostic Systems, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chunming Zhang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 12, 2021	/s/ Chunming Zhang
Chunming Zhang
Chief Executive Officer